The Interpublic Group

First Quarter
Conference Call Notes

May 2003

Conference Call Agenda

I. First Quarter Highlights

II. Operating Performance

III. Balance Sheet Management

IV. Outlook

V. Questions and Answers

First Quarter Highlights

Balance Sheet Management

- Zero-Coupon Notes Refinanced
- Sale of NFO WorldGroup on Track
- Commitments Received for $500 Million, 364-day Bank Facility
- Prior Acquisition Capital Commitments Declining
- Capital Expenditure and Acquisition Activity Tightly Controlled

Operating Performance

- Revenue Challenge Continues
- Cost Reduction Initiatives Underway
- New Business Activity Remains a Positive

Operating Performance

The Interpublic Group of Companies

First Quarter 2003

- Reported Revenue Up .9%
  - Constant Currency Revenue (3.6)%
  - Organic Revenue (5.4)%
- Operating Expenses Up 9.0%
  - Constant Currency Expenses Up 3.8%
  - Higher Severance, Fees Increased Expenses by 2.6 ppts
  - Analysis follows
- Net Loss Per Share: $(.02)
  - Impact of Higher Fees, Charges: $(.05)
  - Impact of Brands Hatch Motor Sports: $(.04)

Summary
First Quarter Results

($ Millions, except per share data)

	Q1 '03	Q1 '02	% Change
Revenue	$ 1,433.0	$ 1,420.0	0.9%
Operating Costs	1,338.1	1,213.3	10.3%
Operating Cash Flow	94.9	206.7	(54.1)%
Margin %	6.6%	14.6%	(54.8)%
Depreciation	47.2	48.7	(3.1)%
Amortization	22.6	29.4	(23.1)%
Operating Income	25.1	128.6	(80.5)%
Margin %	*1.8%*	*9.1%*	(80.2)%
Other Income/(Expense)	(33.8)	(28.1)	(20.3)%
Taxes	(3.8)	38.0	(110.0)%
Net Equity Interests	(3.7)	(2.7)	(37.0)%
Net Income	(8.6)	59.8	(114.4)%
Diluted EPS	(0.02)	0.16	(112.5)%

First Quarter 2003: Components of Revenue Change

	Variance %
Effects of:	
Organic	(5.4)%
Currency Translation	4.5%
Acquisitions/Dispositions, net	1.8%
2003 Reported Revenue Change	0.9%

Revenue by Region
First Quarter 2003

($ Millions)

	Revenue	% Total	% Change	% Change Constant $	% Change Organic
Europe	$ 424.2	29.6%	14.0%	(3.9)%	(10.2)%
Asia/Other	116.5	8.1%	0.9%	(6.4)%	(2.5)%
Latin America	42.3	2.9%	(35.0)%	(15.3)%	(11.5)%
Canada	34.2	2.4%	(4.1)%	(11.0)%	(5.1)%
Total International	617.2	43.1%	4.9%	(5.6)%	(8.5)%
Total Domestic	815.8	56.9%	(1.9)%	(1.9)%	(3.0)%
Total Revenue	$ 1,433.0	100.0%	0.9%	(3.6)%	(5.4)%

Trend

	% Change			% Change Constant $		
	Q4 '02	Q3 '02	Q2 '02	Q4 '02	Q3 '02	Q2 '02
Domestic	0.2%	(7.2)%	(13.8)%	0.2%	(7.2)%	(13.8)%
International	(8.5)%	(7.6)%	(1.1)%	(10.6)%	(4.6)%	(6.7)%
WW	(3.8)%	(7.4)%	(8.4)%	(4.8)%	(6.1)%	(10.6)%

Organic Revenue Progression


5
0
-5
-10
-5.2
-4.9
-5.4%
3Q 02
4Q 02
1Q 03

1Q03 Components of Net Income Change

($ Millions)

1Q 2002 Net Income	**$**	**59.8**
Increase in Revenue		13.0
Increase in Operating Expenses*		(113.7)
Increase in Long-Lived Asset Impairment		(11.1)
Decrease in Depreciation and Amortization		8.3
Decrease in Non-Operating Items (primarily taxes)		36.1
Decrease in Equity Earnings and Minority Interests		(1.0)
1Q 2003 Net Income	**$**	**(8.6)**

* see slides 12, 13, 26

First Quarter 2003: Analysis of Change

($ Millions, except per share data)

1st QTR	2002 Results	Currency	Acquisitions/ Dispositions, net	Long Lived Asset Impairment	Organic	Taxes and Other	2003 Results
Revenue	$1,420.0	65.8	26.0	-	(78.8)	-	$1,433.0
Operating Expenses	1,291.4	65.5	24.8	11.1	15.1	-	1,407.9
Operating Income	128.6	0.3	1.2	(11.1)	(93.9)	-	25.1
Operating Margin Change		(0.4)%	(0.1)%	(0.7)%	(6.1)%	-	-
Operating Margin	9.1%	8.7%	8.6%	7.9%	1.8%	-	1.8%
Diluted EPS	**$ 0.16**	-	-	**(0.02)**	**(0.15)**	**(0.01)**	**$ (0.02)**

Organic Performance Analysis

Revenue	**$ (78.8)**
Severance	(13.6)
Fees, Transaction Costs, Bad Debts	(19.5)
Other Operating Expenses	18.0
Operating Income	**$ (93.9)**

Motor Sports

($ Millions, except per share Items)

	Q1 '03	Q1 '02
Revenue	$ 9.8	$ 15.9
Operating Costs	30.2	13.6
Operating Cash Flow	(20.4)	2.3
Depreciation	1.0	1.2
Amortization	0.1	0.4
Operating Income	(21.5)	0.7
Net Income	(16.6)	(0.6)
Diluted EPS	(0.04)	-

2003 Net New Business

($ Millions)

Significant Wins

AstraZeneca	Hewlett Packard
AT&T	Johnson & Johnson
Bank of America	L'Oreal
Brown-Forman	Merck
Budget Rent-a-Car	Nikon
Electrolux	Novartis
Genentech	Pfizer
	Siemens

Total Wins	**$ 1,333**
Losses	**(445)**
Net New Business	**$888**

Selected Balance Sheet Items

($ Millions)

	Reported March 31, 2003	Adjusted March 31, 2003	December 31, 2002	March 31, 2002
Cash & Cash Equivalents	$ 1,188.2	$ 605.7	$ 933.0	$ 575.1
Total Debt	3,280.6	2,698.1	2,638.0	2,867.4
Debt as a % of Capital	60.4%	55.6%	55.7%	60.2%
Stockholders' Equity	2,151.5	2,151.5	2,100.0	1,894.5

NOTE: Actual reported March 31, 2003 includes proceeds of $778.0 from the sale of the 4.5% Notes, as well as $582.5 of Zero-Coupon Notes, which were tendered by April 4th. Adjusted March 31, 2003 excludes the $582.5 of Zero-Coupon Notes which were settled in April. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods.

Selected Balance Sheet Items


Total Debt
Debt as % of Capital
($MM)
(%)
3,200
3,100
3,000
2,900
2,800
2,700
2,600
2,500
2,400
0.66
0.64
0.62
0.60
0.58
0.56
0.54
0.52
0.50
64.1%
61.3%
60.2%
57.6%
58.4%
55.7%
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02

Total Debt	$3,098	$2,909	$2,867	$2,950	$2,876	$2,638
Cash	685	935	575	537	615	933

Selected Balance Sheet Items



Total Debt
Debt as % of Capital
($MM)
(%)
2,950
2,900
2,850
2,800
2,750
2,700
2,650
2,600
0.61
0.60
0.59
0.58
0.57
0.56
0.55
0.54
0.53
60.2%
55.6%
Mar-02
Mar-03

	Mar-02	Mar-03
Total Debt	$2,867	$2,698[1]
Cash	575	606[1]

[1] Proforma for the redemption of zero coupon convertible

Improved Debt Maturity Schedule

Total Debt = $2.7Bn[(1)]



($MM)
1,600
1,400
1,200
1,000
800
600
400
200
0
$85.0
$269.3
$587.8
$360.8
$1,395.4
2003
2004
2005
2006
2007+
1.87% Convertible
1.80% Convertible
4.50% Convertible
7.88% Senior Notes
7.25% Senior Notes
5-year Revolving Facility
Term Loans
Other

(1) Proforma for the redemption of zero coupon convertible

Strong Liquidity Position

($ Millions)

	As of March 31, 2003		
	Total Amount of Facility	Outstanding	Available
Committed Facilities:			
364 Day Revolving Credit Facility	$ 500.0	$ -	$ 500.0
5 Year Revolving Credit Facility	$ 375.0	$ 50.6	$ 324.4
Other Committed Credit Facilities	$ 155.3	$ 0.5	$ 154.8
Total Committed Facilities	$ 1,030.3	$ 51.1	$ 979.2
Uncommitted Facilities	$ 722.1	$ 65.6	$ 656.5
Total Credit Facilities	$ 1,752.4	$ 116.7	$ 1,635.7

Declining Acquisition Activity



# of Acquisitions
# of Deferred Payments
(#)
($MM)
120
100
80
60
40
20
0
350
300
250
200
150
100
50
0
1998
1999
2000
2001
2002
2003
2004

(1) 1998 & 1999 exclude True North Holdings

(2) Cash & Stock Deferred Payments

Outlook

Interpublic management has indicated that it will be evaluating its operating units, as well as the corporate center, and will detail an accelerated cost savings plan when it releases second quarter 2003 results in early August.

Despite continuing macroeconomic uncertainty, at this juncture revenue performance is consistent with management's previous estimate of a 1% to 4% decline in 2003, exclusive of asset sales and foreign currency effects.

However, cost overhang issues persist at some units. Incorporating savings generated by the cost reduction program and excluding charges and gains, the company believes its previous 2003 earnings guidance of $.68 - .72 per share is achievable.

Conclusion

"As I said two months ago on Day One, we have major work ahead of us. Interpublic is -- and will remain -- a work in progress.

"In a short time, we have made significant strides against the topic priority I have set for the company. The balance sheet has been strengthened considerably and should be where we want it by year's end. We have also brought on board a Chief Operating Officer who will be vital in driving the financial accountability and reliability within operating units. He will be instrumental in planning and implementing a costs savings acceleration program that is required in order to restore competitive margin performance.

"Turnarounds take time. I believe our company's operating results in the second half of 2003 and the first half of 2004 will finally provide us with a firm baseline for the future performance of the real Interpublic."

David Bell, Chairman and CEO, The Interpublic Group

Cautionary Statement

This document contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the impact of litigation, dispositions, the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of global, national and regional economic and political conditions, Interpublic's ability to attract new clients and retain existing clients, the financial success of Interpublic's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Interpublic's liquidity could be adversely affected if Interpublic is unable to access capital or to raise proceeds from asset sales. In addition, Interpublic could be adversely affected by developments in connection with the purported class actions and derivative suits that it is defending or the SEC investigation relating to the restatement of its financial statements.

At any given time Interpublic may be engaged in a number of preliminary discussions that may result in one or more acquisitions or dispositions. These opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of Interpublic's securities.

The success of recent or contemplated future acquisitions will depend on the effective integration of newly-acquired and existing businesses into Interpublic's current operations. Important factors for integration include realization of anticipated synergies and cost savings and the ability to retain and attract new personnel and clients.

In addition, Interpublic's representatives may from time to time refer to "pro forma" financial information. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with GAAP, including the balance sheets and statements of income and cash flow contained in Interpublic's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K.

Investors should evaluate any statements made by Interpublic in light of these important factors.

Appendices

The Interpublic Group of Companies

Revenue by Discipline
First Quarter 2003

($ Millions)

	QUARTER-TO-DATE					
	REVENUE					
	2003	% of Rev		2002	% of Rev	% Growth
MARKETING COMMUNICATIONS	$ 389.9	27.2%	$	385.2	27.1%	1.2%
MARKETING INTELLIGENCE	118.6	8.3%		102.3	7.2%	15.9%
MARKETING SERVICES	90.0	6.3%		89.3	6.3%	0.8%
TOTAL MARKETING AND COMMUNICATION SERVICES	598.5	41.8%		576.8	40.6%	3.8%
ADVERTISING & MEDIA	834.5	58.2%		843.2	59.4%	(1.0%)
TOTAL REVENUE	$ 1,433.0	100.0%	$	1,420.0	100.0%	0.9%

Points of Margin Pressure

($ Millions)

	Q1 2003		Q1 2002	
Severance Expense	$	20.4	$	6.6
Bad Debt Expense		10.5		5.6
Professional Fees		27.2		20.0
Bank Costs		12.8		4.8
	$	70.9	$	37.0

Diluted EPS Calculation

($ Millions)

	1Q
Net Income	$ (8.6)
Basic Shares (MM)	381.8
Add-Backs:	
Stock Options and Restricted Stock	-
Total Shares (MM)	381.8
Diluted EPS	(0.02)